EXHIBIT 10.2

                                    NET LEASE
   THIS IS A LEGALLY BINDING CONTRACT, IF NOT UNDERSTOOD, CONSULT AN ATTORNEY

     THIS LEASE IS MADE AND ENTERED INTO BETWEEN Bob Campbell d/b/a Shady Properties ("Lessor") and Pharmacy Buying Association, Inc. ("Lessee") on this day of , which is the Effective Date of this Agreement.

WITNESSETH:
In consideration of the obligation of Lessee to pay rent and in consideration of the other terms, covenants and conditions hereof, Lessor hereby demises and leases to Lessee, the Premises to have and to hold for the lease term specified herein, all upon the terms and conditions set forth in this Lease.

BASIC PROVISION
1. The following basic provisions shall be construed in conjunction with, and limited by, reference thereto in other provisions of this Lease:

a.   "Lessor": Bob Campbell, d/b/a Shady Properties

     Address of Lessor: 1518 N.W. Vivion Road, Kansas City, MO 64118

b.   "Lessee": Pharmacy Buying Association, Inc.

c. "Premises": approximately 24,088 rentable square feet known as Suite 1825, portion of the building located at 1825-1847 N.W. Vivion Road, Riverside, MO 64150 in Platte County, being more particularly outlined on the plan attached as Exhibit "A". Ceiling height will be approximately 12' clear to bottom of ceiling floor joist.

d. "Lessee's Percentage": Total rentable area in the above building is approximately 48,104 square feet, and Lessee's proportionate share is 50.08 percent (known as Lessee's Percentage).

e. "Lease Term": A period of 3 years commencing on September 1, 2001, (the "Commencement Date") and ending on August 31, 2004 (the "Expiration Date"), unless sooner terminated in accordance with the provisions of this agreement.

f. "Base Rent": $ 578,112.00. This amount is the rent for the space over the period of the Lease. There is no correlation between the approximate size of the space and any price per square foot. This amount shall be payable in monthly installments WITHOUT DEDUCTIONS OR OFFSETS IN ADVANCE, during the Lease Term according to the following schedule:

     Months 1 through 36:       $192,704.00 per year      $16,058.67 per month
                                $           per year      $          per month
                                 ----------                ---------
                                $           per year      $          per month
                                 ----------                ---------

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LESSOR'S Initials                            LESSEE'S Initials

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     Rent shall be paid to Lessor or the Agent of the Lessor at 1518 N.W. Vivion
     Road, Kansas City, Missouri, 64118, or such other place as Lessor shall designate.

g. "Pre-Paid Rental": $16,058.67 representing payment of the first monthly installment of rent for the month of September, 2001.

h. "Security Deposit": $16,050.00 (due and payable to the Lessor thirty (30) days prior to Lessee occupying space).

i. "Riders": All riders attached to this Lease as Exhibits "A" to "D" and initialed by Lessor and Lessee are made a part hereof and are incorporated herein by reference.

     "Additional Utility Charges": The Lessee will be billed for additional utility charges due to the nature of the business or hours of operation if different from the building norm.

DELINQUENT RENT
2. Base rent is due on the first day of each and every month during the term of this Lease. If the rent is not paid within five (5) calendar days of the due date, the Lessor and Lessee both agree that the Lessor shall incur additional cost which shall be charged as additional rent. The parties agree that after the five (5) day grace period has run, the Lessee shall be obligated to pay the Lessor as additional rent, 5% of the outstanding base rent currently due. AN ADDITIONAL FIVE PERCENT (5%) OF THE TOTAL AMOUNT DUE IS DUE AND PAYABLE IF THE FULL AMOUNT DUE HAS NOT BEEN PAID BY THE FIFTEENTH (15TH) OF THE SAME MONTH. The parties agree that after thirty
     (30) days, the Lessee agrees that the default provisions of the agreement shall be fully enforced due to Lessee's breach of Lease. Failure to pay this additional rent or late charges shall constitute a default of this Lease by Lessee.

POSSESSION
3. Lessor shall use due diligence to deliver possession of the Premises to Lessee as nearly as possible at the beginning of the term of this Lease. In the event Lessor cannot deliver possession to Lessee at the Commencement Date, or if Lessor's work is not completed by the Commencement Date, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting from such failure, but, except as provided in Section 4, Lessee shall not be liable for any rent except for the prepaid rental until such time as Lessor can and does deliver possession. The Expiration Date shall be extended for a period equal to the delay in delivery of possession, plus the number of days necessary to end the term on the last day of a month. Lessor and Lessee shall execute an amendment to this Lease setting forth revised Commencement and Expiration Dates. If permission is given to Lessee to enter into possession of the Premises prior to the Commencement Date, Lessee agrees at date of occupancy to be responsible for payment of Base Rent in advance at the rate of 1/30th of the Base Monthly Rent for each day of occupancy prior to the Commencement Date.

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LESSOR'S Initials                            LESSEE'S Initials
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SUBSTANTIAL COMPLETION
4. Lessor shall deliver possession of the Premises when the Premises have been substantially completed in compliance with the Plans and Specifications attached as Exhibit(s) "B." This section applies only if Lessor is performing tenant finish for Lessee as a part of this or a separate agreement. As part of which, Lessee agrees to pay Lessor for such improvements.

     Substantial completion shall mean completion of the Lessee finish substantially in accordance with the plans and specifications and with applicable rules, regulations and requirements of governmental authorities. Substantial completion shall occur upon the giving of notice by Lessor. Substantial completion shall have occurred without the completion of minor "punch list" type items, which are minor items of work or adjustments of equipment and fixtures that can be completed after occupancy. Prior to occupancy, Lessee shall give written notice to the Lessor of any items which, upon visual inspection, are readily apparent or cosmetic and are not satisfactorily completed (the "punch list" items). Within thirty (30) days of receipt of the "punch list" items, Lessor shall complete or correct all "punch list" items, or shall address in writing any "punch list" item which the Lessor, in Lessor's sole opinion, deems to be inconsistent with the standard building industry practices. If Lessee does not notify Lessor of any "punch list" items before the date Lessee takes occupancy, it will be conclusively presumed the readily apparent or cosmetic items included in the Lessee finish work have been satisfactorily completed and fully accepted by Lessee.

     In the event Lessee's plans specify any improvements that are not contained in Exhibit(s) "B" which precludes Lessor from completing the Premises for Lessee's occupancy by the Commencement Date, or in the event any work to be performed by Lessee or Lessee's contractors delays Lessee's occupancy by the Commencement Date hereof, Lessee shall remain liable for the payment of rent from the Commencement Date. If Lessor fails to achieve substantial completion by November 1, 2001 either party may cancel this Lease with no recourse to either party, other than Lessee can continue to occupy 1520 N.W. Vivion Road #C, D and E under current Lease arrangements until new space is available.

ACCEPTANCE OF PREMISES
5. It is agreed that by occupying said Premises as Lessee, the Lessee formally accepts the same and acknowledges that the Lessor has complied with all requirements imposed upon it under the terms of this Lease. It is understood and agreed by the Lessee that no minor change from the plans that have been agreed upon between both parties hereto that might be necessary during the preparation of this space for Lessee or during construction, will affect or change this Lease or invalidate same.

5.1 Condition On Commencement: By accepting occupancy Lessee shall be deemed to have agreed that the Premises are in a clean and sanitary condition and good state of repair, and in a condition suitable for the use authorized under this Lease.

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LESSOR'S Initials                            LESSEE'S Initials

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QUIET ENJOYMENT
6. Lessor hereby covenants that Lessee, upon paying rent as provided, and performing all covenants and agreements contained in this Lease to be performed by Lessee, shall and may peacefully and quietly have, hold and enjoy the Premises. Nothing in this section shall prevent Lessor from performing alterations or repairs on other portions of the building, nor shall performance of such alterations or repairs be construed as a breach of this covenant by Lessor. Lessor will coordinate with Lessee all work involving Lessee's space AS NOT TO DISTURB LESSEE'S DAY TO DAY OPERATION.

ASSIGNMENT-SUBLETTING
7. Tenant shall not assign this Lease, or sublet all or any part of the said Premises, or otherwise part with this Lease on the Premises hereby leased to any person or persons whomsoever, or use or permit the same to be used for any purpose other than above mentioned, without the written consent of Lessor. This prohibition against assignments shall extend to but not be limited to those by operation of law. Consent by Lessor to one assignment of this Lease or to one subletting of said Premises or any part thereof shall not operate to exhaust Lessor's rights under this Section, and the granting of any consent shall not be taken, considered or construed as a waiver in such connection. In the event Lessor agrees to any assignment or subletting of the space, Lessee shall remain primarily liable for the remaining term of the Lease. If Lessor's consent is requested to any assignment or subletting, Lessor may require that Lessee pay to it a reasonable sum for processing such request. Further, Lessor shall be entitled to, and Lessee shall promptly remit to Lessor, any profit which may inure to Lessee's benefit as a result of any subletting of the Premises or any part thereof, or any assignment of this Lease. The acceptance of any rental payments by Lessor from any alleged assignee shall not constitute approval of the assignment of this Lease by the Lessor.

     Consent Requirements, Assignment and Subletting, Ownership Transfer: Lessee agrees to reimburse Lessor for attorneys' fees of not less than Five Hundred Dollars ($500.00) incurred by Lessor in connection with the processing and documentation of any assignment, subletting, change of ownership or other transfer under this section for which Lessor's consent is required or sought; it being agreed that Lessor shall not be required to take any action thereon until Lessee has paid such amount. Lessor shall not be required to take any action on a request for sublease or assignment if Lessee is then in default under the Lease.

     Lessor's Right To Collect Rent From Any Occupant: If (a) the Premises are sublet or occupied by anybody other than Lessee and Lessee is in default hereunder, or (b) this Lease is assigned by Lessee, then Lessor may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of such assignee, subtenant or occupant as Lessee, or a release of Lessee from further performance of the covenants herein contained.

     If Lessor agrees to allow Lessee to sublet or assign the Leased Premises, all options to renew and future rental rates connected to the original Lease become null and void and are nontransferable at Lessor's sole option. Lessor also has at its sole option the right to

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LESSOR'S Initials                            LESSEE'S Initials

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     change  the form of the  original  Lease  by  modifying,  deleting,  adding sections or by changing to a new Lease. The above changes can be done at the time of assignment/subletting or at the end of the original Lease term.

HOLDING OVER
8. If Lessee retains possession of the Premises after the expiration or termination of the Lease Term or any extension thereof by lapse of time or otherwise, Lessee shall pay Lessor rent at a rate equal to two hundred percent (200%) of the rate payable for the month immediately preceding the expiration or termination of the Lease Term, including any Additional Rent, computed on a per-month basis for each month or part thereof without reduction for any such partial month that Lessee remains in possession. In addition thereto, Lessee shall pay Lessor all damages, consequential as well as direct, and for all attorneys' fees and expenses incurred by Lessor in enforcing its rights hereunder, sustained by reason of Lessee's retention of possession. Such retention of possession shall constitute a month-to-month lease. The provisions of this section shall not exclude Lessor's right of re-entry or any other right hereunder. If Lessor has not elected to renew this Lease, nothing herein contained shall preclude Lessor from terminating such retention of possession by service of thirty (30) days' notice as provided by law. The acceptance by Lessor of any payment of rent subsequent to the commencement of such retention of possession by Lessee shall not be deemed to constitute a waiver by Lessor of any of the provisions of this section.

USE
9. Lessee shall only use and occupy the Premises for office/warehouse and for no other purpose without the Lessor's prior written consent. Lessee agrees to maintain the Premises in a clean, orderly, healthful condition and to comply with all laws, ordinances, rules and regulations of all governmental agencies having jurisdiction, at the sole cost and expense of Lessee, and Lessee shall comply with all requirements of law, by statute, ordinance or otherwise, affecting the Leased Premises and all appurtenances thereto. Lessee will not use the Premises for any unlawful, disruptible, or extra-hazardous purpose; or any public or private nuisance; or disturb the quiet enjoyment of any other Lessee; or permit any operation which might emit offensive odors into other portions; or use any apparatus which might make undue noise or set off vibrations; or permit anything which would increase the fire insurance rate or other insurance rates on the building or contents. Lessee will not permit the Premises to be used for any purpose which, in Lessor's opinion, impairs the reputation or character of the building. Lessee shall not install nor permit the installation of any signs in or upon the Premises which are visible from the exterior hereof without the written consent of Lessor. Lessee shall not obstruct or use the sidewalks, entries, passage, vestibules or halls of the building for any purpose other than ingress or egress to and from the Premises, or throw, or sweep, or put anything out of the windows or doors, or in the passages or corridors of the building. No freight, furniture or bulky matter of any description shall be received in the building except during such hours as the Lessor may prescribe.

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LESSOR'S Initials                            LESSEE'S Initials

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NET LEASE
10. This is a Net Lease, Lessee is totally responsible for the building or his share if this is a multiple tenant building, of taxes, insurance, CAM charges, utility charges, contract charges interior maintenance of the building (exterior maintenance also if Lessee leases entire building), property management and maintenance charges. Lessee agrees to pay all bills within thirty (30) days of the date the bills are presented to Lessee by Lessor for payment. The above charges shall be classified as additional rent.

UTILITIES
11. LESSEE EXPENSES: Lessee shall pay, prior to delinquency, for all water, gas, electricity, telephone, sewage and other utilities, materials or service which may be furnished to or used in or about the Premises during the term of this Lease by Lessee.

REAL ESTATE TAXES AND ASSESSMENTS AND PERSONAL PROPERTY
12. NET LEASE: Lessor shall pay all real estate taxes and special assessments levied against the Premises throughout the term of this Lease. Lessee shall pay Lessor, Lessee's share of all taxes or special assessments within thirty (30) days of billing by Lessor. If Lessee fails to pay Lessor their taxes before the deadline set by the governing authority, then Lessee is also responsible to pay the penalty amount shown on the statement in addition to other charges stated in the Lease. In the event the Premises are not separately assessed Lessee's share shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the Assessor's worksheets or such other information as is reasonably available to lessor. Lessor's determination, thereof shall be conclusive. Taxes for the last year of the term hereof shall be pro rated between Lessor and Lessee as of the expiration of the term. For purposes of this Article, "taxes" shall also include any tax (other than income tax) assessed upon or measured by rents received by Lessor under or in connection with this Lease.

13. PERSONAL PROPERTY: Lessee shall pay, prior to delinquency all taxes assessed against and levied upon any trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises and shall pay all taxes attributable to any leasehold improvements which may be made to the Premises by Lessee. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, personal property and leasehold improvements to be separately assessed. If however, any or all of same shall be assessed and taxed with Lessor's real property, Lessee shall pay to Lessor such taxes as are attributable to Lessee's trade fixtures, furnishings, equipment, personal property and leasehold improvements within thirty (30) days after receipt of an invoice from Lessor advising Lessee of the amount of taxes applicable to Lessee's property.

INSURANCE
14. General Liability: Lessor shall not be liable to Lessee for any loss or damage to any person or property, including the person and property of Lessee, its employees, agents, servants, invitees or guests, occasioned by theft, the acts of any other Lessee or the acts of any employee or agent of any other Lessee, leaks, casualty, rain, water, condensation, fire, acts of God, public enemy, injunction, riot, strike, insurrection, picketing, mob action,

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     bombing, explosion, war, court order, latent defects,  requisition or order
     of  government  authority,   the  construction,   repair,   maintenance  or
     alteration of any part, improvement of the building as a whole, or any other cause not due to Lessor's willful act or gross negligence. Lessee shall indemnify Lessor and save it harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from, or out of, any occurrence in, upon, at, or from the Premises or any part thereof, or occasioned wholly or in part by any action or omission of Lessee, its employees, agents, servants, invitees or guests. If Lessor shall be made a party to any action commenced against Lessee, the Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses and attorneys' fees incurred by Lessor. Lessor shall, throughout the term of this Lease, maintain fire and extended coverage insurance on the Premises in an amount equal to the full insurable value thereof, subject to any allowances for coinsurance rating provisions utilized by Lessor. Lessor shall also carry owner's public liability and property damage insurance coverage on the Premises with limits not less than $1,000,000.00 combined single limits. Subject to the provisions hereof, all such insurance shall be for the sole benefit of the Lessor and under its sole control.

     Lessee, at Lessee's cost and expense, shall maintain comprehensive general liability insurance with contractual and cross liability coverage protecting and indemnifying Lessor and Lessee against any and all claims of liability for injury or damage to person or property or for the loss of life or of property occurring upon, in, or about the Premises, and the public portions of the building caused by, or resulting from, any act or omission (in whole or in part) of Lessee, its employees, agents, servants, invitees or guests; such insurance to afford minimum protection during the term of this Lease, of not less than one million dollars for personal injury to any one person, including death, and one million dollars with respect to property damage. All such insurance shall be effected under valid and enforceable policies; shall be issued by insurers of recognized responsibility and authorized to do business in the state; shall name the Lessor as an additional insured and shall contain a provision whereby the insurer agrees not to cancel without thirty (30) days prior to the expiration date of each policy for which a certificate was therefore furnished. All merchandise and property in or about the Premises shall be at Lessee's risk, and Lessee does hereby now and forever release Lessor from any claims for damages thereto or any of same however caused. Lessee's coverage shall include glass replacement.

     Notwithstanding the fact that any liability of Lessee to Lessor may be covered by Lessee's insurance, Lessee's liability shall in no way be limited by the amount of its insurance recovery.

PLATE GLASS INSURANCE
14.1 Lessee shall keep and maintain in force during the term hereof, plate glass insurance upon windows and doors in the demised Premises, delivering certificates of such insurance to Lessor.

DRAM SHOP INSURANCE
14.2 In the event that at any time during the term of this Lease or any extension or renewal thereof, beer, wines or other alcoholic liquors or beverages are sold or given away upon

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     or from the Leased Premises (it being understood and agreed,  however, that the foregoing provision shall not authorize the use of the Premises for such purposes without the express consent of the Lessor being set forth otherwise in this Lease). Lessee shall, at its sole expense, obtain, maintain and keep in force adequate Dram Shop insurance protecting both Lessee and Lessor in connection therewith with policy limits covering the full amount of potential liability provided for from time to time under the laws of this State. Said policies shall be in such companies as are authorized to write such coverage in this state, shall be acceptable to Lessor and/or its lender (which shall be named as an additional insured if requested in writing) and copies shall be maintained on file with Lessor, and shall contain non-cancelable clauses unless Lessor is given at least thirty (30) days' notice of such proposed cancellation. In the event Lessee shall fail to procure such insurance where applicable, Lessor may procure the same and in the event Lessor shall be unable to procure the same (all at Lessee's expense) then sales of the foregoing products shall be suspended until such coverage is again in force.

15. FIRE & CASUALTY INSURANCE: Lessor shall maintain in effect throughout the term of this Lease, a policy or policies of insurance providing protection against any peril included within fire and extended coverage insurance, together with insurance against vandalism and malicious mischief, such insurance to be to an extent of at least ninety (90) percent of the full insurable replacement value of the improvements on the Premises. Lessee is additionally responsible to carry insurance to cover glass breakage, trade fixtures and Lessee's equipment.

16. INSURANCE COSTS: Lessee shall pay as additional rent Lessee's proportionate share of insurance cost based on a ratio which the total gross leaseable area in the Leased Premises bears to the total gross leaseable area leased to all tenants in the building, unless the increase in the fire insurance premiums is the result of a violation of Section 17 entitled, "Increase in Fire Insurance Premium" by Lessee, in which case, the provisions of Section 17 shall also apply.

17. INCREASE IN FIRE INSURANCE PREMIUMS: Lessee agrees not to keep, use, sell or offer for sale in or upon the Leased Premises any article or good which may be prohibited by the standard form of fire insurance policy. Lessee agrees to pay upon demand any increase in premium for fire and extended coverage insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Lessor on said Premises or the building of which the same are a part, resulting from the use of said Premises by Lessee, whether or not Lessor has consented to such use.

18. POTENTIAL CLAIMS: Lessee needs to notify Lessor of any damages to property, accidents, fires or potential law suits, so Lessor can notify his appropriate insurance carriers.

BUILDING ADDITIONS, REMODELING AND REPAIRS
19. The Lessor hereby reserves the right at any time to build additional stories on this building or to build adjoining the building, and reserves the right to close any skylights, windows, or doors and may run necessary pipes, conduits and ducts through the herein

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     leased  premises  and  to  carry  on  any  work,  repairs,  alterations  or improvements in, on or about the building or in the vicinity hereof and Lessee hereby waived any claim for damage or inconvenience caused by any of the above. If the Lessee shall vacate said Premises and surrender his key to same to Lessor during the last month of the term, the Lessor shall have the right to enter into said Premises for the purpose of decorating the same or making alterations or changes therein. Such action shall in no way relieve the Lessee of its obligation to pay said last month's rental. Lessor shall not be responsible for any property remaining on the Premises. If, during the last month of the term the Lessee shall vacate these Premises and surrender his key thereto to the Lessor, Lessor shall thereafter have the right to use said Premises as it sees fit and such use shall not change the Lessee's obligation to pay the rent for the last month. Lessor will coordinate these activities when possible with Lessee with Lessee so as not to interrupt Lessee's DAY TO DAY operation.

ALTERATIONS
20. Lessee shall not alter or change the Premises without prior written consent of Lessor, and, unless otherwise provided in writing, all work shall be done by or under the direction of Lessor at Lessee's sole expense by a contractor employed by Lessee and approved by Lessor. Any alteration shall be of a quality equal to or exceeding the building standard. Lessor reserves the right to require any contractor to provide lien waivers or payment or performance bonds and liability insurance and such other instruments as may be necessary to protect Lessor against any loss, as shall be determined by Lessor in its sole discretion. Any alteration, physical additions or improvements, except movable furniture and trade fixtures, shall at once become property of Lessor and shall be surrendered to Lessor upon termination of this Lease. Lessor, at Lessor's option, may require Lessee to restore the Premises to its original condition at the termination of this Lease. Any damage caused to the Premises by such removal to be repaired by and at the expense of Lessee, normal wear and tear excluded. Notwithstanding anything herein to the contrary, any increase in ad valorem taxes or insurance premiums resulting from such improvements shall be the sole responsibility of Lessee. Upon termination or expiration of this Lease, Lessee will surrender the Premises to Lessor, ordinary wear and tear excepted. Any damage to the Premises or building, not covered by the proceeds from Lessor's fire and extended coverage insurance resulting from acts or NEGLIGENCE of Lessee, ITS employees, agents, servants, invitees or guests, shall be repaired or replaced at Lessee's sole expense. Lessor will withhold from security deposit, cost of repair of any damage to Premises over and above normal wear and tear.

ENTRY
21. Lessor, its officers, agents and representatives shall have the right to enter into and upon the Premises, by coordinating with Lessee, to inspect same or clean or make repairs or alterations or additions as Lessor may deem necessary, or for any purpose whatsoever relating to the safety, protection or preservation of the building, and Lessor may and shall at all times, have master keys or pass keys to the Premises. Lessee shall not change any locks or install locks in the doors of the Premises, or install other devices or systems which would restrict access to the Premises, without Lessor's prior written consent. If

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     Lessee  shall not be present to open and permit  entry into the Premises at any time, Lessor may enter the same by master key or pass key or may forcibly enter the same, without rendering Lessor liable therefore, provided that during such entry Lessor shall take care of Lessee's property. Lessor shall have the right at any time for the purposes of inspection, maintenance, adjustment and balancing the controls of the HVAC systems, repair, environmental audits or abatement to erect, use, maintain, repair, replace or relocate pipes, ducts, wiring conduits and similar devices in and through the Premises and to enter upon the Premises for the purpose of the performance of any such work whether same are used in the supply of services to the Lessee or the other occupants of the building. Nothing contained above shall be deemed to impose upon the Lessor any
     obligation,   responsibility   or  liability   whatsoever   for  the  care,
     supervision or repair of the building or the Premises or any part thereof, and Lessee shall be entitled to no abatement of rent or reduction of rent by reason thereof. Lessor shall further have the right to enter the Premises at reasonable hours to exhibit same to prospective purchasers, lenders or Lessees and to inspect the Premises to see that Lessee is complying with all of its obligations hereunder, or to make repairs or modifications to any adjoining space or to the building. Lessor will coordinate these activities with Lessee.

SHOW PREMISES
22. Lessor and/or his agent, may, at any time within one hundred eighty (180) days before the expiration of this Lease, enter the Leased Premises at reasonable hours BY COORDINATING TIME WITH LESSEE AS NOT TO DISRUPT LESSEE'S DAY TO DAY OPERATION for the purpose of offering and showing the Premises for lease or sale and may place and keep in the window signs advertising the Premises for lease or sale.

PROPERTY MANAGEMENT, MAINTENANCE AND USE OF COMMON AREAS.
23. Maintenance: Lessee shall pay as additional rent for its proportionate share of property management charges, CAM (Common Area Maintenance) charges and preventive maintenance charges. These charges shall include but not be limited to: utility costs and fees for water, electricity, gas, cleaning, trash, painting, repairs, service contracts, labor, building management, and maintenance of lighting, sidewalks, walkways, curbs, landscaping, parking lots, striping and other common areas, keeping the same properly cleaned, drained and free from ice and snow and seasonal preventive maintenance of HVA/C equipment.

     Lessor shall perform the above repairs and maintenance and Lessor shall furnish Lessee a statement showing all items of cost and the basis for computation of Lessee's proportionate share at the end of each month, or three months or one year, at Lessor's option and Lessee shall pay the same to Lessor within fourteen (14) calendar days thereafter. Common area costs and expenses shall not include capital expenses by Lessor. LESSOR SHALL NOTIFY THE LESSEE AT THE BEGINNING OF EACH CALENDAR YEAR THE BILLING FORMULA USED FOR PROPERTY MANAGEMENT FEES OTHERWISE PREVIOUS YEAR'S BILLING FORMULA WILL APPLY. LESSOR HAS NO CONTROL OF TAXES, INSURANCE, CAM OR OTHER ITEMS THAT ARE PASS-THROUGHS. LESSEE IS RESPONSIBLE TO PAY ALL INCREASES, AS DO OTHER TENANTS.

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24.  CONTROL OF COMMON AREAS: All parking areas, driveways,  entrances and exits
     thereto,   pedestrian  sidewalks  and  ramps,  landscaped  areas,  exterior stairways and all other common areas and facilities provided by Lessor for the common use of tenants of said building(s) and their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Lessor, and Lessor shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the use of all such common areas and regulations with respect to the use of all such common areas and facilities. Lessor shall have the right to operate and maintain the same in such manner as Lessor, in its sole discretion, shall determine from time to time, including without limitation, the right to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of said common areas and facilities.

25. COMPLIANCE WITH LAWS: Lessor and Lessee, as to the portion of the Premises required to be maintained by them, each shall do all acts required to comply with all applicable laws, ordinances, regulations and rules on any public authority or organization to the maintenance of the Premises.

26. SURRENDER OF PREMISES: At termination of this or any renewal term, the Lessee does agree to deliver the Premises in the same condition as received by it on the Commencement Date, (subject to the removals hereinafter required) as the Leased Premises were on the date the Lessee opened the Leased Premises for business to the public, reasonable wear and tear excepted, and shall surrender all keys for the Leased Premises to Lessor at the place then fixed for the payment of rent, and shall inform Lessor of all combination of locks, safes and vaults, if any, in the Leased Premises. Lessee, during the last thirty (30) days of such term, shall remove all its trade fixtures, and, to the extent required by Lessor by written notice, any other installations, alterations or improvements provided herein, before surrendering the Leased Premises as aforesaid and shall repair any damage to the Leased Premises caused thereby. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease term. Any items remaining in the Premises on the termination date of this Lease shall be deemed abandoned for all purposes and shall become the property of Lessor, and the latter may dispose of the same without liability of any type or nature. Lessee shall remove back to its source, all cabling for phones, computers, data lines, electrical lines and all other wiring which were not a part of the original Leased Premises. Ceilings and walls will be professionally repaired to original condition.

ORDINARY WEAR AND TEAR
26.1 During any time of the Lease or at the end of the Lease, the definition for "ordinary wear and tear" shall be defined as follows:

     The space shall be clean; the walls shall be free of holes, tears, scrapes, gouges, stains or marks, nothing that a single coat of paint (if the walls were previously painted) could not cover. Ceiling tiles and grid will all be in place with no damage. Door/hardware will operate freely, with no scratches, dents, holes or damage. Floor coverings will be clean with no holes, snags, stains, wrinkles or damage. All ceiling lights will be working with

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

     no missing or burned out tubes, bulbs or broken lens, all electrical devices will be working and in place with no cracked or missing covers or damaged devices. At the end of the Lease, the space will be cleaned, carpets shampooed with everything in a good state of repair (except paint) ready for the Lessor to relet.

27. BUILDING EXTERIOR: Lessee shall insure that the property is not damaged by trucks or trailers, placement or movement of trash containers or the dollies on semitrailer trucks, and Lessee shall be responsible for the repair of same during the term of the Lease and upon termination thereof. Lessee understands and agrees that no personal property shall be stored in the parking area or anyplace outside of the building without the prior written consent of Lessor. Lessee understands that Lessee is responsible for its own trash and that trash will not be stored on the outside of the Leased Premises. Lessee shall not use any part of the exterior of the Premises for outside storage without the specific written permission of Lessor, and any outside storage so permitted shall be maintained only in accordance with the provisions of such permission. No trash, crates, pallets, or refuse shall be permitted anywhere on the outside of the buildings. Lessee also understands that no automobiles or trucks, trailers, etc. will be left in the parking lot overnight, unless authorized in writing by Lessor, other than trash container may be stored outside.

27.1 FLOOR LOADING: Lessee shall not overload the floors of the Premises. In no event shall items be positioned so as to exert a floor load in excess of 1,000 pounds on any square foot on single floor buildings and no more than 75 pounds per square foot on multi-floor buildings, if in doubt, contact Lessor for guidance. Lessor shall have the election either to repair any damage caused by overloading the floors or to require Lessee to repair such damage immediately after written demand to that effect is made to Lessee. If Lessee elects not to repair the damage or if Lessee fails to do so immediately after demand by Lessor, the cost of all such repairs shall be paid to Lessor by Lessee upon demand.

28. LESSOR'S DUTIES: Lessor shall maintain in a good state of repair, the exterior of the roof and walls, and all structural portions of the roof, walls, and foundations of the Premises exclusive of doors, door frames, door checks, hardware, windows, window frames and grills located in the exterior walls which are the Lessee's sole responsibility. Lessee shall be responsible for any of the foregoing repairs resulting from Lessee's negligence or abuse. Lessee shall reimburse Lessor for the reasonable cost of repairing any damage to the exterior walls, canopies and/or awnings, roof, gutters or downspouts, sidewalks, doors and parking lot to the extent damaged by the misuse or negligent activity of Lessee, its employees, agents, contractors, guests or invitees.

29. LESSEE'S DUTIES: Except as otherwise provided in this Lease, Lessee at its sole cost and expense shall maintain in a clean and sanitary condition free from filth, pests (i.e., insects, mice, rats, termites, etc.) and a good state of repair, all portions of its Premises, including but in no way limited to all plumbing, sewage, heating and air conditioning, wiring, glazing, windows, doors, floors, ceilings, interior walls and the interior surface of exterior walls and all fixtures and equipment. Lessee shall maintain adequate heat during the heating season to prevent freezing of plumbing and fire sprinkler systems if

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     applicable.  Lessee is responsible for keeping the exterior of the Premises free from trash, rubbish and any items belonging to Lessee. All Lessee items shall be stored inside Premises.

29.1 LESSEE EQUIPMENT/FIXTURES: Lessee is solely responsible for all damages and to maintain in the highest state of repair all of his equipment/trade fixtures and is responsible for all direct and ripple-effect damages caused by his failure or as a result of his employees, invitees, guests, contractors or suppliers.

30. PREVENTATIVE MAINTENANCE PROGRAM: HVA/C EQUIPMENT: Lessor shall contract with an HVAC service company to conduct preventative maintenance inspections on the HVAC equipment serving the Leased Premises. Should any inspection reveal any needed replacements, repairs, cleaning and/or replacing of filters, Lessor's HVAC service company shall perform same and Lessor will bill Lessee the cost thereof as additional rent. Within ninety
     (90) days prior to expiration of this Lease, Lessor shall at Lessor's sole cost and expense, contract with Lessor's HVAC service company to inspect the HVAC equipment and provide a written estimate of any needed repairs and/or replacements to the HVAC equipment. Based upon Lessor's service company's written estimate, Lessor shall contract for all needed repairs and/or replacements and bill Lessee for the cost thereof as additional rent. If any HVAC equipment serving the Leased Premises requires replacement, having outlived its useful life during the term of this Lease including any extensions or renewals, such equipment shall be replaced at Lessor's expense; provided however, inspection of equipment reveals no evidence of Lessee abuse or neglect.

31. FAILURE TO PERFORM: In the event Lessee fails to maintain the Premises pursuant to this paragraph, Lessor shall give Lessee notice to do such acts as are reasonably required to so maintain the Premises. In the event Lessee fails to promptly commence such work and diligently prosecute it to completion, then Lessor shall have the right to do such acts and expend such funds at the expense of Lessee as are reasonably required to perform such work.

RULES AND REGULATIONS OF BUILDING
32. Lessee, its employees, agents, servants, invitees and guests will comply fully with all regulations of the Rules and Regulations of the building as of and hereafter established by Lessor. Lessor shall at all times have the right to change such Rules and Regulations or to amend them in such reasonable manner (provided they do not have an adverse effect on Lessee's operation) as may be deemed advisable for safety, care, cleanliness and exterior and interior appearance of the Premises and building, and for the preservation of good order and control therein and throughout. All of the Rules and Regulations, changes and amendments thereto will be forwarded to Lessee, and after Lessee's notice of same, Lessee shall carry out and observe all of such Rules, Regulations, changes and amendments. Lessee shall save and hold Lessor harmless from expense or damage resulting from failure to do so.

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EMPLOYEE PARKING AREA
32.1 Lessee and its employees shall park their motor vehicles in such areas as Lessor shall from time to time designate as employee parking area. Lessee agrees that all loading and unloading of goods shall be made as such places as are designated by Lessor and that said loading and unloading operations shall be conducted so as not to obstruct or hinder the operation of the businesses of the other tenants, nor will Lessee unreasonably block or obstruct any street, sidewalk or right-of-way adjacent to or comprising part of the building or complex. Upon request of the Lessor, Lessee will furnish to Lessor the license numbers of any automobiles belonging to Lessee or its employees in order to verify if any of such vehicles shall be parked in areas other than those designated for employee parking.

RIGHTS RESERVED AND RETAINED BY THE LESSOR
33. Lessor retains and reserves unto itself all rights not expressly granted to Lessee in this Lease. In addition, Lessor or Lessor's Agent reserves the following rights exercised without liability to Lessee for (i) damage or injury to property, person or business; (ii) causing an actual or constructive eviction from the Premises; or (iii) disturbing Lessee's use or possession of the Premises:

     (a) To name the building and project and to change the name or street address of the building project;

     (b) To install and maintain all signs on the exterior and interior of the building project.

     (c)  To  grant  utility  easements  or  other  easements  in,  or  re-plat, subdivide  or make  other  changes  in the  legal  status  of the land underlying the building or the project as Lessor shall deem appropriate in its sole discretion, provided such changes do not substantially interfere with Lessee's use of the Premises for the permitted purpose.

GENERAL PROVISIONS
34. OBLIGATION OF LESSEE: Lessee agrees to conduct its business in a manner that will not be objectionable to other tenants in the building of which the Premises are a part, including noise, vibration, odor, or fumes. In the event Lessor receives complaints from other tenants in the building and determines, in its sole reasonable judgment, that Lessee is conducting its operations in a manner so as to be objectionable to other tenants, Lessee agrees, upon notice from Lessor thereof, to promptly WITHIN THIRTY (30) DAYS OF SUCH NOTICE FROM LESSOR modify the conduct of its operations to eliminate such objectionable operations. In such event that said conduct is not modified, Lessee shall be deemed in default of its obligations under this Lease.

CASUALTY
35. If the building or the Premises are made partially or substantially untenantable by fire or other casualty, Lessor may elect either to (a) terminate this Lease as of the date of such fire or other casualty by delivery of notice of termination to Lessee within thirty (30) days after said date, or (b) without termination of this Lease, proceed with due diligence to

                                       14

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

     repair, restore or rehabilitate the building or the Premises, other than leasehold improvements installed by Lessee or paid for by Lessee within ninety (90) days. In the event such fire or other casualty is due to an act of negligence by Lessee, its employees, agents, servants, invitees or guests, such repair, restoration or rehabilitation of the building or the Premises or both shall be paid for by Lessee to the extent that Lessor's receipt of proceeds from its fire and extended coverage insurance policies are insufficient to complete such repair, restoration or rehabilitation. If Lessor elects not to repair, and the building or the Premises, or both, have been damaged by casualty due to the act or neglect of Lessee, his employees, agents, servants, invitees or guests, the Lessee shall pay to the Lessor upon demand the difference between the proceeds received by Lessor from its fire and extended coverage, insurance, if any, and the fair market value of the building or the Premises, or both. If all or any part of the Premises are rendered substantially untenantable, by fire or other casualty not due to an act of negligence of Lessee, its employees, agents, servants, invitees or guests, and this Lease is not terminated, rent shall abate for all or the part of the Premises which are untenantable on a per diem basis from and after the date of the fire or other casualty, and until the Premises are repaired and restored. Lessee's rent abatement, in the event of partial untenantability of the Premises, shall be calculated based upon the portion of the total rent which the amount of square foot area in the Premises that cannot be occupied to the total square foot area of all the Premises. Lessor will insure building a 80% coinsured replacement value.

DAMAGE DURING LAST YEAR OF TERM
36. Notwithstanding anything to the contrary herein contained, if the Premises be damaged or destroyed during the last year of the term of this Lease to an extent greater than twenty-five (25) percent of the then replacement value of the improvements on the Premises, Lessor may elect not to restore, such election on the part of Lessor to be given by notice to Lessee within thirty (30) days after the date of damage or destruction. In the event Lessor so elects to terminate, then this Lease shall be terminated as of the date of giving of such notice or the date Lessee completes its vacation from the Premises, whichever be the later. All proceeds of insurance carried in connection with such damage to the Premises shall be payable to the Lessor except Lessee's personal insurance on trade fixtures and personal property shall go to Lessee.

CONDEMNATION
37. Should the Premises or the building be taken or condemned in whole or in part under the power of eminent domain, or sold or disposed of under threat of condemnation, then Lessor shall receive the entire award for such taking or shall receive the entire payment made in lieu of condemnation, and Lessee shall have no claim thereto; provided, however, Lessor shall not be entitled to any award made directly to Lessee for loss of Lessee's business, depreciation to and cost of removal of stock and office furniture, etc. In the event of total condemnation or conveyance in lieu thereof, the Lease term shall terminate on the date the condemning authority takes possession of the building, and in the event of a partial taking or conveyance in lieu thereof the Lessor or Lessee may, at its option, terminate the Lease Term as of the date of the taking of possession or the partial taking by the condemning authority.

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RELOCATION
Omit Section 38.

SUBORDINATION AND ATTORNMENT
39. Lessee hereby subordinates all of Lessee's rights, title and interest under this Lease to the lien of any existing and all future mortgages and deeds of trust on the building. Lessee agrees to execute and deliver promptly such agreement and other documents as Lessor may request to confirm and acknowledge the foregoing subordination agreement. In the event the lien of any such mortgage or deed of trust is foreclosed or title to the building is conveyed in lieu of foreclosure, Lessee hereby agrees to attorn to the purchaser or of the building at any foreclosure sale and the grantee of any such deed and to confirm this Lease and recognize such purchaser or grantee as the Lessor hereunder. So long as Lessee is not in default, the Lease shall remain in full force and effect for the full term hereof. This Lease shall be subject to assignment by Lessor.

ESTOPPEL CERTIFICATE
40. Lessee shall, without charge, within ten (10) days after written request by Lessor, deliver to Lessor in writing an executed statement certifying that this Lease is unmodified and in full force and effect, or in the case of lease modifications, that the Lease as modified is in full force and effect, the dates to which rent or other charges have been paid, the amount, if any, of prepaid rent and deposits paid by Lessee to Lessor, the nature and kind of concessions, rental or otherwise, if any, which Lessee has received or is entitled to receive, and to Lessee's knowledge that Lessor is not in default under any provision of this Lease or, if in default, a detailed description hereof.

TRANSFER OF LESSOR'S INTEREST IN PREMISES
41. In the event of any sale or exchange of the Premises by Lessor and assignment by Lessor of this Lease, the Lessor shall be entirely freed and relieved of its covenants and obligations contained in, or derived from the Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange and assignment provided however, that the new owner shall assume and agree to perform all the covenants and obligations of Lessor contained herein. In the event of such sale or exchange, this Lease shall nevertheless remain unimpaired and in full force and effect and Lessee hereunder agrees to attorn to the then owner of the Leased Premises.

DEFAULT AND REMEDIES
42. In the event: (a) Lessee fails to comply with any term, provision, condition, or covenant of this Lease including the payment of all monies due; (b) Lessee deserts or vacates the Premises for thirty (30) consecutive days or more without notice to Lessor and without making the current rental payment; (c) any petition is filed by or against Lessee under any Section or Chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; (d) Lessee becomes insolvent or makes a transfer in fraud of creditors; (e) Lessee makes an assignment for benefit of creditors; or (f) a receiver is appointed for Lessee or any of the assets of Lessee; then in any of such events, Lessee shall be in default, and Lessor shall have the option to do any one or more

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LESSOR'S Initials                            LESSEE'S Initials
     of the following: (1) upon ten (10) days prior written notice AND THIRTY-DAY CURE period, excepting the payment of rent or additional rent for which no demand or notice shall be necessary, in addition to, and not in limitation of, any other remedy permitted by law; to enter upon the Premises or any part thereof, either with or without process of law, and to expel, remove and put out Lessee or any other persons who might be thereon, together with all personal property and/or (2) Lessor may terminate this Lease, or it may from time to time, without terminating this Lease, relet said Premises or any part thereof for such term or terms and at such rent and upon such other terms and conditions as Lessor in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change said Premises. Rents received by Lessor from such reletting shall be applied first to the payment of any indebtedness from Lessee to Lessor other than rent and additional rent due hereunder, second to the payment of any cost and expenses of such reletting, including, but not limited to, attorney's fees, advertising fees and real estate brokerage fees, and to the payment of any repairs, renovations, remodeling, redecorations, alterations and changes in the Premises; third to the payment of rent and additional rent and interest to be paid by Lessee under this Lease, Lessee shall pay any such deficiency to Lessor, and such deficiency shall be calculated and collected by Lessor monthly. No such re-entry or taking possession of said Premises shall be construed as an election on Lessor's part to terminate this Lease unless a written notice be given to Lessee.

     If Lessee vacates or abandons the Premises, any property that Lessee leaves on the Premises shall be deemed to have been abandoned and may either be retained by Lessor as the property of Lessor or may be disposed of at public or private sale in accordance with applicable law as Lessor shall determine it its sole discretion. The proceeds of any public or private sale of Lessee's property, or the then current fair market value of any property retained by Lessor, shall be applied by Lessor against (i) the expenses of Lessor for removal, storage or sale of the property; (ii) the arrears of rent or future rents payable under this Lease; and (iii) any other damages to which Lessor may be entitled hereunder.

     Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach and default. Should Lessor at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Lessee the amount at the time of such termination of the excess of the amount of rent and additional rent reserved in this Lease for the balance of the term hereof over the then reasonable rental value of the Premises for the same period. Lessor shall have the right and remedy to seek redress in the courts at any time to correct or remedy any default of Lessee by injunction or otherwise, without such resulting or being deemed a termination of this Lease, and Lessee, whether this Lease has been or is terminated or not, shall have the absolute right by court action or otherwise to collect any and all amounts of unpaid rent or unpaid additional rent or any other sums due from Lessee to Lessor under this Lease which were or are unpaid at the date of termination. In case it should be necessary for Lessor to bring any action under this Lease, to consult or place said Lease or any amount payable by Lessee thereunder with an attorney concerning or for the enforcement of any of Lessor's rights hereunder, then Lessee agrees in each and any such case to reimburse herein given to Lessor by law. A waiver by Lessor of any

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LESSOR'S Initials                            LESSEE'S Initials
     default by Lessee in the performance of any of the covenants, terms or conditions hereof shall not be considered or treated as a waiver of any subsequent or other default as to the same or any other matter. If Lessee shall default in the performance of any covenant, agreement, provision or condition herein contained, Lessor, without thereby waiving such default, may perform the same for the account and at the expense of Lessee, without notice in the case of emergency. Bills for any expense incurred by Lessor in connection with any such performance by Lessor for the account of Lessee, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Lessor to Lessee, may be sent by Lessor to Lessee monthly, or immediately, at Lessor's option, and shall be due and payable by Lessee upon notice of the amount or amounts, and the amount or amounts thereof shall be deemed to be Additional Rent under this Lease. Lessee shall promptly give to Lessor notice as herein provided of any defects in the Premises, including the failure of Lessor to do anything required to be done by law or by the terms of this Lease or the doing or permitting to be done anything prohibited by law or by the terms of this Lease. Unless Lessee has given said notice and Lessor has failed to commence the cure of said defect within ten (10) days after receipt of said notice, Lessee shall have no right to terminate the said Lease or to declare a forfeiture, and in no event shall rent abate except as in this Lease specifically provided. Lessor shall not be obligated to notify Lessee of the due date of rent nor demand payment thereof on its due date, the same being expressly waived by Lessee. The acceptance of any sums of money from the Lessee that is less than the actual amount owed is considered a partial payment and does not relieve Lessee from the full amount that is owed Lessor.

FEE
43. If at any time during the course of the Lease, Lessee shall fail to honor the terms of the Lease or, fail to pay rent, CAM charges, late fees or anything else that causes Lessor to obtain assistance from an attorney, then Lessee agrees to pay as additional rent all fees, costs, charges of enforcement and collection, including attorney fees and Lessor's time at $65.00 per hour and Lessor's staff at a rate of $35.00 per hour, if needed. Any monies owed Lessor after thirty (30) days shall accrue interest at the rate of eighteen percent (18) annually from the date of invoice.

SECURITY DEPOSIT
44. Lessee at the time of execution of this Lease has deposited with Lessor a Security Deposit to be held by the terms and covenants to be kept and performed by Lessee. Said deposit may be co-mingled with other funds and any interest earned shall be the property of the Lessor. Unless and until Lessee is in default with respect to any provision hereof, the Security Deposit shall be the property of Lessee. In the event Lessee is in default and after any necessary notice thereof, Lessor shall apply the whole or any part of such Security Deposit toward the payment of any such amount, which Lessor may expect or may be required to expend by reason of default or any damage, expenses or liability caused by default (including, but not limited to, the payment of any rent in default). Lessee shall pay to Lessor on demand the amount necessary in order to restore the Security Deposit to its original amount. Failure of Lessee to restore the Security Deposit

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LESSOR'S Initials                            LESSEE'S Initials
     within  ten (10) days from  demand by  Lessor  shall  constitute  an act of default under this Lease. If the terms, provisions, covenants and conditions of this Lease are complied with, the Security Deposit shall be promptly returned to Lessee within thirty (30) days of the end of the term and upon the surrender of the Premises. In the event of any transfer of the building, Lessor may pay over the Security Deposit to the transferee to be held under the terms of this Lease. Under no circumstances shall the Security Deposit be interpreted in any way or manner as being applied to any rental payment due by Lessee hereunder.

SECURITY
45.

BANKRUPTCY
46. Neither this Lease, nor any interest therein for any estate hereby created, shall pass to any trustee or receiver in bankruptcy, or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this Lease or any renewal or extension thereof.

SIGNS AND PICTURES--RIGHTS OF LESSOR
47. Lessor reserves the right to the use of the exterior walls and the roof of the Premises and of the building of which the Premises are a part.

     When Lessee's space qualifies for exterior signage and has access to sign band and or monument sign, Lessee is required to install signage after
     Lessor's  approval,   at  Lessee's  expense  within  thirty  (30)  days  of
     occupancy.

     The Lessee shall not erect or install any exterior or interior signs, or advertising media or window or door lettering or placards without the previous written consent of the Lessor. The Lessee agrees not to use any advertising media that shall be deemed objectionable to the Lessor or other Lessees, such as loud speakers, phonographs, or radio, shades or awnings or any interior or exterior decorations, or do any interior or exterior painting, without the consent of the Lessor. Lessee agrees to maintain such sign or advertising matter as approved by Lessor in good condition and repair. All signs shall comply with applicable ordinances or other governmental restrictions, and the determination of such requirements and the prompt compliance therewith shall be the responsibility of the Lessee. Any signs or advertising media to be placed by Lessee with Lessor approval shall be removed by the Lessee upon demand by the Lessor following the expiration or termination of this Lease, and any damage caused by such removal shall be repaired at the expense of Lessee.

JOINT LESSEES
48. In the event that there be more than one person named as Lessee herein, each Lessee binds himself jointly and severally with all others for the payment of the rent and for the performance of all of the covenants, agreements, stipulations and conditions herein contained, in accordance with the terms hereof.

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LESSOR'S Initials                            LESSEE'S Initials

SUCCESSORS AND ASSIGNS
49. It is agreed that all the covenants, agreements and conditions herein contained shall extend to, and be binding upon, the respective successors, heirs, executors, administrators, assigns, receivers or other personal representatives of the parties to this Lease.

WAIVER
50. The rights and remedies of the Lessor under this Lease, as well as those provided or accorded by law, shall be cumulative, and none shall be exclusive of any other rights or remedies hereunder or allowed by law. A waiver by Lessor of any breach or breaches, default or defaults, of Lessee hereunder shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach or default, and it is agreed that the acceptance by Lessor of any installment of rent subsequently to the date the same should have been paid hereunder shall in no manner alter or affect the covenant and obligation of Lessee to pay subsequent installments of rent promptly upon the due date thereof. No receipt of money by Lessor after the termination in any way of this Lease shall reinstate, container or extend the term above demised.

WAIVER BY LESSEE
51. Lessee waives all rights to make repairs to the expense of Lessor as provided for in any statute or law in effect at the time of execution of this Lease or any Amendment thereof or any other statute or law which may be hereafter enacted during the term of this Lease.

DAMAGES TO PROPERTY
52. The Lessor shall not be responsible to the Lessee for any loss of property from said leased premises, or any damage done to furniture or effects belonging to said Lessee EXCEPT WILLFUL NEGLIGENCE OF LESSOR. And it is further agreed that the Lessor shall have the right to close the building hereby leased whenever it may be necessary to comply with any law or regulation issued by any lawfully constituted authority, and in case of public disturbance and for any other reason or reasons which, in the discretion of the Lessor, may seem right and proper, and Lessee hereby waives any claim against Lessor for damage or inconvenience caused by any such closing. Lessee is advised to carry insurance for Lessee's benefit.

LIENS - LESSEE'S OBLIGATION
53. Lessee shall keep the Premises and any building of which the Premises are a part, free and clear of any liens arising out of work performed or caused to be performed by Lessee and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee. In the event any lien is filed, Lessee shall do all acts necessary to discharge any lien within thirty (30) days of filing, or if Lessee desires to contest any lien, then Lessee shall deposit with Lessor such security as Lessor shall demand to insure the payment of the lien claim. In the event Lessee shall fail to pay any lien claim when due or shall fail to deposit the security with Lessor, then Lessor shall have the right to expend all sums necessary to discharge the lien claim, and Lessee shall pay promptly after demand all sums expended by Lessor in discharging any lien, including attorneys fees and all costs.

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LESSOR'S Initials                            LESSEE'S Initials

TIME AND JOINT AND SEVERAL LIABILITY
54. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Lessee. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy.

NOTICES
55. Any and all notices required or permitted to be given hereunder shall be served either personally or by United States Mail, postage prepaid (and if permitted by law, by Registered, Certified or Express Mail) at the following addresses:

     To Lessor:  At the address as set forth on page 1, or at such other address as Lessor shall designate by written notice.

     To  Lessee:  At the  Premises  or at such  other  address  as Lessee  shall designate by written notice to Lessor.

     Each such notice shall be deemed given as of three (3) days after the date it is so deposited in the United States Mail or date of hand delivery.

SUPPLEMENTAL PROVISIONS
56.  Lessor and Lessee further agree as follows:

     a. No payment by Lessee or receipt by Lessor of a lesser amount than the rent provided for in this Lease shall be deemed to be other than on account of the earliest due rent. Nor shall any endorsement or statement on any check or payment without prejudice to Lessor's right to recover the balance of the rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Lessor shall have the absolute right in its sole discretion to apply any payment received from Lessee to any amount or other payment of Lessee then not current and due or delinquent. The receipt and acceptance by Lessor of delinquent rent shall not constitute a waiver of any other default, but, shall constitute only a waiver of timely payment for the particular payment involved. Any waiver by Lessor of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

     b. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

     c. Lessor may from time to time seek from one or more financial institutions some part of all of, OR ALL the funds to finance the improvements on the property of which Premises are a part. Neither Lessor nor Lessee shall unreasonably withhold its consent to changes or amendments to the Lease requested by the financing

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LESSOR'S Initials                            LESSEE'S Initials
          institution of Lessor's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or any obligations of the party from whom consent to such change or amendment is requested. The parties agree to promptly sign all changes or amendments reasonably requested.

     d. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

     e. Notwithstanding anything contained in the Lease to the contrary, Lessee shall have no claim or hereby waives the right to any claim against Lessor for money damages by reason of any refusal, withholding or delaying by the Lessor of any consent, approval or statement of satisfaction, and in such event, Lessee's only remedies shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc. LESSEE MAY SEEK REMEDIES WITHIN THE SCOPE OF MISSOURI LAW FOR FAILURE OF LESSOR ADHERING TO THIS LEASE AFTER THIRTY (30) DAY NOTICE TO LESSOR AND LESSOR HAS NOT REMEDIED SUCH FAILURE.

     f. If Lessee is a corporation, each individual signing this Lease on behalf of the Lessee represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation and this Lease is binding on Lessee in accordance with its term. Lessee shall, at Lessor's request, deliver a certified copy of a Resolution of its Board of Directors authorizing such execution.

     g. Financial Statement: The persons signing this Lease on behalf of Lessee hereby personally represents and warrants to Lessor any financial statements delivered to Lessor prior to the execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Lessee. Lessee acknowledges upon entering into this Lease, Lessor is relying upon the accuracy and completeness of such statements.

     h. Lessee will not allow contamination of Lessor's property at any time. Lessee agrees to abide by all agencies of the federal, state, city, and county governments having jurisdiction over this property. Lessee agrees to abide by Addendum C--Environmental Rider as part of the Lease agreement.

     i. If Lessee starts fully occupying the space before the starting date of the Lease, Lessee agrees to pay their share of insurance, taxes and CAM charges even though they may be receiving free rent on the space.

SURVIVAL OF TENANT'S OBLIGATION
57. All obligations of Lessee which, by their nature, involve performance in any particular after the end of the term, or which cannot be ascertained to have been fully performed until after the end of the term, shall survive the expiration or sooner termination of the term hereof.

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LESSOR'S Initials                            LESSEE'S Initials

HEADINGS
58. The titles and headings in the Lease are used only to facilitate reference, and in no way to define or limit the scope or intent of any of the provisions of this Lease.

ENTIRE AGREEMENT-AMENDMENTS
59. This Lease constitutes the entire agreement between the parties with respect to the Premises and this Lease covers, merges and includes all agreements, oral or written, between the parties hereto whether made prior to or contemporaneous with the execution of this Lease. This Lease cannot be modified or changed by any verbal statement, promise or agreement and no modification, change nor amendment shall be binding on the parties unless it shall have been agreed to in writing. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

SEVERABILITY
60. In the event any provisions of this Lease be officially found to be contrary to law, or void as against public policy or otherwise, such provisions shall be either modified to conform to the law or considered severable with the remaining provisions hereof continuing in full force and effect.

GUARANTOR
61. If this Lease is signed by a guarantor, then the guarantor agrees that they hereby unconditionally and absolutely guarantee to Lessor the full, prompt and complete payment by Lessee of the rent and all other sums of money payable by Lessee under the Lease and the full, prompt and complete performance by Lessee of all and singular the terms, covenants, conditions and provisions in the Lease required to be performed by Lessee.

62. Notice to all concerned: Bob Campbell is a licensed Missouri real estate broker, license number ###-##-####, performing services for his own property.

THE PARTIES HERETO AFFIX THEIR SIGNATURES EFFECTIVE AS OF MAY 18, 2001:

____________________________________

PLEASE READ THIS LEASE CAREFULLY. SHADY PROPERTIES, ITS AGENTS OR EMPLOYEES, ARE NOT AUTHORIZED TO GIVE LEGAL, TAX OR ACCOUNTING ADVICE. IF YOU DESIRE SUCH ADVICE, CONSULT YOUR ATTORNEY AND/OR ACCOUNTANT BEFORE SIGNING.

LESSOR                               LESSEE:

Bob Campbell
                                     -------------------------------------------

d/b/a Shady Properties
                                     -------------------------------------------

By:                                  By:
    -------------------------------      ---------------------------------------

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LESSOR'S Initials                            LESSEE'S Initials

Address:                             Address:

1518 N.W. Vivion Road                1575 North Universal Avenue
Kansas City, MO  64118               Kansas City, MO  64120
Phone No.:  (816) 741-8871           Phone No.:  (816) 245-5700

GUARANTORS:

___________________________
Signature                            Signature


___________________________
Print Name                           Print Name

___________________________
Address                              Address
___________________________

___________________________

Phone No.:_________________          Phone No.:____________________

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LESSOR'S Initials                            LESSEE'S Initials

___________________________
Signature                            Signature


___________________________
Print Name                           Print Name

___________________________
Address                              Address
___________________________

___________________________

Phone No.:_________________          Phone No.:____________________

                                     Corporate Seal:


Given under my hand and seal this           day of                 ,         .
                                  ---------        ----------------  --------

                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:

                                        -----------------------